Stifel Financial Investor Presentation

Sidoti & Company Institutional Investor Forum

September 2010

STIFEL
FINANCIAL

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

I. Stifel Financial Overview

Stifel Financial Overview

STIFEL FINANCIAL

Key Points of Differentiation

- **Proven ability to build Global Wealth Management Business**
  - Grown from 86 branches and 621 Financial Advisors in 2004 to 278 branches and 1,916 Financial Advisors in 2010.
  - Proven Integrator of Acquisitions
- **Middle-market focus**
  - Research driven, industry specialist approach
  - Commitment to small/mid-cap companies
- **Independent advisor**
  - Primarily a client-facing agency business
  - No proprietary trading desks
- **Broad product portfolio**
  - Equities, Fixed Income, M&A Advisory
  - Commitment to private equity and venture investors
- **Proven growth, stability and scale**
  - $1.0 billion in equity capital(1)
  - $1.4 billion in annual revenues(2)

Firm at a Glance

Global Wealth Management (GWM)	Institutional Group (IG)
▪ Private Client ▪ Stifel Bank & Trust Assets $1.4BN[1] ▪ Customer Financing ▪ Asset Management	▪ Equity & Convertible Capital Raising ▪ Debt ▪ M&A Advisory ▪ Institutional Brokerage

- $1.7 billion market capitalization
- One of the largest U.S. equity research platforms with over 1,000 stocks under coverage
- Over 1,900 Financial Advisors with over $100 billion in combined client assets – national presence
- Broad industry expertise

(1) As of 6/30/10. (2) Based on consensus 2010 estimates as of August 2010.

Stifel Financial Overview

STIFEL FINANCIAL

A Growth Story…

Net Revenues ($MM) (1)


CAGR: 29%
$1,800
$1,500
$1,200
$900
$600
$300
$0
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,461
2002
2003
2004
2005
2006
2007
2008
2009
2010 Annualized

Core Net Income ($MM) (2)


CAGR: 54%
$112
$3
$15
$23
$21
$40
$67
$73
$76
$96
2002
2003
2004
2005
2006
2007
2008
2009
2010 Annualized

Total Equity ($MM)


$1,000
$750
$500
$250
$0
CAGR: 36%
$80
$100
$131
$155
$220
$425
$593
$873
$927
2002
2003
2004
2005
2006
2007
2008
2009
6/30

Total Client Assets ($BN)


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
CAGR: 25%
$16
$20
$20
$27
$35
$59
$52
$91
$92
2002
2003
2004
2005
2006
2007
2008
2009
6/30

Financial Advisors (3)


2,500
2,000
1,500
1,000
500
0
CAGR: 17%
543
647
621
644
735
1,163
1,315
1,885
1,916
2002
2003
2004
2005
2006
2007
2008
2009
6/30

Book Value Per Share


$36.00
$30.00
$24.00
$18.00
$12.00
$6.00
$0.00
CAGR: 23%
$5.91
$7.23
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
$30.02
2002
2003
2004
2005
2006
2007
2008
2009
6/30

(1) 2010 net revenues are pro forma including Thomas Weisel Partners Group (TWPG) and are annualized using the six months ended 6/30/10. (2) Core Net Income includes Stifel Financial Corp. and 2010 is annualized using the six months ended 6/30/10 and excludes merger-related equity compensation expenses and restructuring charges. (3) Includes Independent Contractors. CAGR reflects years 2002 to 2010.

Stifel Financial Overview

15 Years of Growth

1995 – 2010E Net Revenues ($MM)


2010 set to be 15th consecutive year of Record Net Revenues
CAGR since 1995: 21%
CAGR since 2005: 41%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$87
$110
$123
$127
$141
$178
$177
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,461
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 Annlzd

2010 net revenues are pro forma including TWP and are annualized using the six months ended 6/30/10.

Stifel Financial Overview

Stifel's Peer Analysis Shows Continued Strength

Peer Analysis


$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2004
2005
2006
2007
2008
2009
2010
$339.52
$116.25
$91.55
Stifel Financial Corp (26.0% CAGR)
Peer Group (1.8% CAGR)
S&P 500 (-2.5% CAGR)

SF Stock Price – 2000 to Present


$70
$60
$50
$40
$30
$20
$10
$0
1/3/00
1/3/02
1/3/04
1/3/06
1/3/08
1/3/10
892%
$49.02

Prices as of 9/13/10. Peer Group consists of following firms: Oppenheimer Holdings, SWS Group, Inc., Sanders Morris Harris Group, Inc., Stifel Financial, Corp., Raymond James Financial and Piper Jaffray Companies.

Stifel Financial Overview – Cumulative Price Appreciation

STIFEL FINANCIAL

As of September 13, 2010

Since 12/31/07 – 3 Years	
Stifel Financial Corp.	39.9%
Evercore Partners Inc.	36.19%
Greenhill & Co Inc.	21.40%
Jefferies Group Inc.	7.03%
KBW Inc.	-0.78%
Lazard Ltd.	-15.88%
Raymond James Financial	-22.84%
JMP Group Inc.	-27.59%
MEDIAN	-27.91%
Goldman Sachs Group	-28.22%
Piper Jaffray	-32.71%
Oppenheimer Holdings	-39.17%
SWS Group Inc.	-40.73%
Sanders Morris Harris	-45.27%
Morgan Stanley	-47.71%
Legg Mason Inc.	-60.49%
FBR Capital Markets	-62.11%
Cowen Group	-62.46%

Since 12/31/05 – 5 Years	
Stifel Financial Corp.	95.61%
Greenhill & Co Inc.	43.71%
Oppenheimer Holdings	28.86%
Goldman Sachs Group	20.88%
Jefferies Group Inc.	9.69%
Lazard Ltd.	7.27%
MEDIAN	3.81%
Raymond James Financial	0.35%
Piper Jaffray	-22.85%
SWS Group Inc.	-46.20%
Morgan Stanley	-51.06%
Sanders Morris Harris	-65.77%
Legg Mason Inc.	-75.85%
Cowen Group	NM
FBR Capital Markets	NM
JMP Group Inc.	NM
KBW Inc.	NM
Evercore Partners Inc.	NM

Since 12/31/00 – 10 Years	
Stifel Financial Corp.	761.89%
Jefferies Group Inc.	215.78%
Raymond James Financial	62.58%
Goldman Sachs Group	44.36%
Sanders Morris Harris	32.00%
MEDIAN	32.00%
Oppenheimer Holdings	6.89%
Legg Mason Inc.	-20.46%
SWS Group Inc.	-52.11%
Morgan Stanley	-64.96%
Cowen Group	NM
FBR Capital Markets	NM
JMP Group Inc.	NM
KBW Inc.	NM
Piper Jaffray	NM
Evercore Partners Inc.	NM
Greenhill & Co Inc.	NM
Lazard Ltd.	NM

Cumulative Stock Price Appreciation assumes closing price on 09/13/10 will be the price at 12/31/10.

Stifel Financial Overview

STIFEL FINANCIAL

Consolidation and Industry Retrenchments Drive our Growth…

Stifel Strategy

- Continue to build client facing agency-only businesses in financial services
- Expand private client footprint in the U.S.
- Expand institutional equity business both domestically and internationally
- Grow investment banking
- Focus on asset generation within banking operations
- Enhance and accelerate Stifel Bank and Trust strategy
- Approach acquisition opportunities with discipline

Stifel's Track Record in Integrating Transactions: Low Risk Opportunity

Thomas Weisel Partners — Experts in Growth

- Builds the premier middle-market investment bank with the scale and diversification to become a top-tier player
- Complementary fit with minimal overlap in research and investment banking
- Fast tracks growth in investment banking through expanded industry, product and geographic coverage
- Creates one of the largest U.S. equity research platforms
- Closed on July 1, 2010

UBS

(56 branches from UBS Financial Services)

- Successfully integrated UBS' private client group
- Revenue production in-line with expectations
- Achieving synergy objectives
- Last closing October 16, 2009

Ryan Beck & Co.

- Successfully integrated Ryan Beck's private client group and investment banking platforms
- Achieved cost savings objectives
- Closed February 28, 2007

Legg Mason

- Successfully integrated Legg's sales and trading, research and investment banking platforms
- Majority of Legg Mason Investment Banking Managing Directors remain with Stifel today
- Achieved cost savings objectives
- Remains core of Institutional Capital Markets business
- Closed December 1, 2005

II. Global Wealth Management

Global Wealth Management

STIFEL FINANCIAL

Provides Securities Brokerage Services and Stifel Bank Products

Overview

- Stifel has grown from 600+ financial advisors in 2005 to over 1,900 financial advisors
- Average 85% retention of shares distributed*
  - Stifel's retail investors are generally mid- to long-term buyers
- Goal of providing price stability and support to the institutional order book
- Strategy of recruiting experienced advisors with established client relationships and further expanding U.S. footprint

Strength of Stifel's Brokerage Position

Rank	Company	Headquarters	RRs [1]	Client Assets [2]
1	Citigroup/Smith Barney	New York, NY	19,296	$1,034
2	Wells Fargo Securities	St. Louis, MO	16,678	1,000+
3	Merrill Lynch & Co	New York, NY	15,880	1,475
4	Edward D. Jones	St. Louis, MO	10,532	400
5	UBS Financial Services, Inc.	Weehawken, NJ	8,182	537
6	RBC Dain Rauscher	Minneapolis, MN	2,157	177
7	Stifel Proforma [5]	St. Louis, MO	1,916	100
8	Oppenheimer	New York, NY	1,395	NA
9	Raymond James Financial	New York, NY	1,218	170
10	Morgan Keegan & Co.	Memphis, TN	1,075	NA
11	Janney Montgomery	Philadelphia, PA	857	NA
12	Robert Baird	Milwaukee, WI	591	NA
13	Hilliard Lyons	Louisville, KY	410	NA

Net Revenues ($MM)


CAGR: 27%
$800
$600
$400
$200
$0
$187
$197
$231
$441
$471
$591
$799
2004
2005
2006
2007
2008
2009
2010 Annualized

Operating Contribution ($MM)


CAGR: 22%
$180
$150
$120
$90
$60
$30
$0
$48
$48
$50
$96
$98
$100
$159
2004
2005
2006
2007
2008
2009
2010 Annualized

(1) Source: SIFMA 2008 Year Book Retail RRs. (2) Source: Company Data, Goldman Sachs Research. $ in billions.
Note: Financial advisors includes Independent Contractors. *Based on a 30-day period post transaction. 2010 revenues and operating contribution represents the first six months of 2010 annualized. Data is as of 6/30/10.

STIFEL FINANCIAL

Global Wealth Management

- Since the acquisition of Butler Wick, 728 Financial Advisors have joined Stifel, 397 through both the Butler Wick and UBS acquisitions
- Stifel expects to see opportunities resulting from continued dislocation from competitors mergers

GWM Account Growth



GWM Accounts
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
172,751
180,639
213,973
340,236
375,165
607,661
624,878
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
June 2010

GWM Broker Growth (1)



Financial Advisors
2,500
2,000
1,500
1,000
500
0
621
644
735
1,163
1,315
1,885
1,916
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
June 2010

GWM Branch Growth



Branch Growth
300
250
200
150
100
50
0
86
92
111
148
196
272
278
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
June 2010

(1) Includes Independent Contractors.

Global Wealth Management

STIFEL FINANCIAL

Stifel Bank & Trust Overview

Low Risk Asset Growth

- Assets of $1.40 billion, up 22% from the prior year-end balance of $1.14 billion
- Investment portfolio of $740 million, up 28% from the prior year-end balance of $579 million
- Loan portfolio of $436 million, up 9% from prior year-end balance of $401 million
- Deposits of $1.26 billion, up 22% from prior year balance of $1.03 billion

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.24%
  - Non-performing assets to total assets of 0.16%
  - $1.1 million LTM losses on $1.4 billion in assets
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

	As of			Percent of total		
($ in thousands)	6/30/10	12/31/09	6/30/09	6/30/10	12/31/09	6/30/09
Agency investments	$ 590,611	$ 434,031	$ 28,536	*50.2%*	*44.3%*	*7.9%*
Consumer	235,785	226,648	30,025	*20.0%*	*23.1%*	*8.3%*
Non-agency investments	149,510	144,457	104,702	*12.7%*	*14.7%*	*29.0%*
Mortgage	146,825	143,443	123,705	*12.5%*	*14.6%*	*34.3%*
Commercial	54,353	30,993	73,823	*4.6%*	*3.2%*	*20.5%*
	$ 1,177,084	$ 979,572	$ 360,791	*100%*	*100%*	*100%*

III. Institutional Group

Institutional Group

Overview

- Provides securities brokerage, trading, research services, as well as underwriting and corporate advisory
- SF has opportunistically expanded talent pool
  - Victor Nesi, Director of Investment Banking and Co-Director of Capital Markets (June 2009)
  - William Heinzerling, Head of Fixed Income Capital Markets (May 2009)
  - Hired 11-person sales & trading team from Bear Stearns, a four-person convertible securities team from Banc of America, and strategic hires from Wachovia, JPMorgan, Barclays and other top firms
- TWPG acquisition is highly complementary
- Recognized industry expertise and execution capabilities

Net Revenues ($MM)[1]



$800
$600
$400
$200
$0
CAGR: 14%
$295
$239
$275
$214
$455
$251
$559
$256
$587
$197
$174
$642
$166
2004
2005
2006
2007
2008
2009
2010 Annlzd
TWPG
SF

Equity Capital Markets ($MM)



$600
$400
$200
$0
$278
$239
$257
$214
$401
$251
$494
$256
$412
$197
$419
$174
$439
$166
2004
2005
2006
2007
2008
2009
2010 Annlzd
TWPG
SF

Fixed Income ($MM)



$300
$200
$100
$0
$17
$18
$54
$65
$175
$249
$203
2004
2005
2006
2007
2008
2009
2010 Annlzd
SF

(1) Excludes TWPG Asset Management revenues. 2010 represents the first six months annualized.

Institutional Group

STIFEL FINANCIAL

One of the Largest U.S. Equity Research Platforms

#1 U.S. Equity Research Coverage

Rank	Firm	Companies Under Coverag Overall	Small Cap
1	JP Morgan	1,086	247
2	**Stifel Nicolaus & Co.**	**1,073**	**405**
3	BofA Merrill Lynch	994	194
4	Barclays Capital	916	160
5	Deutsche Bank Securities	837	235
6	Goldman Sachs	796	186
7	Credit Suisse	776	143
8	RBC Capital Markets	775	186
9	*Raymond James*	772	306
10	Citi	753	181
11	UBS	724	151
12	Morgan Stanley	687	190
13	*Jefferies & Co.*	674	238
14	*Robert W. Baird & Co., Inc.*	602	214
14	Wells Fargo Securities, Llc.	602	154
16	*Oppenheimer & Co.*	559	200
17	Sidoti & Company LLC	534	360
18	*Macquarie Research Equities*	533	NA
19	BMO Capital Markets	501	NA
20	*Piper Jaffray*	493	217
21	Morningstar, Inc.	440	NA
22	Argus Research Company	420	NA
23	*Keefe, Bruyette & Woods*	418	211
24	*FBR Capital Markets*	391	NA
25	*Keybanc Capital Markets*	389	152

Bold italics indicates middle-market firms.

Significant Coverage Across All Market Caps (1)


Small Cap, 38%
Large Cap, 26%
Mid Cap, 36%

Breadth Of Coverage Across Industry Sectors


Energy, 8%
Financials, 20%
Education, 1%
Industrials, 4%
Consumer, 14%
Healthcare, 8%
AD & GS, 4%
Internet & Media, 5%
Transportation 4%
Metals & Mining, 3%
Technology, 21%
Real Estate, 8%

Source: Starmine and Thomson Reuters rankings and research coverage as of 6/30/10. Internal sources as of 7/23/10 for Stifel. (1) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.

STIFEL FINANCIAL

Research Accolades

#1 in WSJ "Best on the Street" Survey (1)

Rank	Broker	# of Awards
1	**Stifel**	**14**
2	Credit Suisse	8
3	Deutsche Bank	7
3	J.P. Morgan Chase	7
3	UBS	7
6	BofA Merrill Lynch	6
6	***Raymond James***	***6***
6	Wells Fargo	6
9	Barclays Capital	5
9	Citigroup	5
9	***Keefe Bruyette & Woods***	***5***
9	***KeyBanc Capital Markets***	***5***
9	***Oppenheimer & Co.***	***5***
9	Standard & Poor's	5
15	BMO Capital Markets	4
15	CL Kin & Associates	4
15	***Cowen & Co.***	***4***
15	Goldman Sachs	4
15	***Jefferies***	***4***
15	***JMP Securities***	***4***
15	Morgan Stanley	4
15	***William Blair***	***4***

Highlights

- #1 ranked research group of investment banks by awards in 2010 Wall Street Journal poll with 14 analysts
- #2 U.S. Ranking for 2009 FT/StarMine World's Top Analysts
- #1 ranked equity research group for earnings estimate accuracy in StarMine's 2008 and 2007 domestic rankings
- First firm to be ranked #1 by Starmine for both earnings accuracy and stock picking
- Cover approximately 50% of the S&P 500

Analyst Profile

- > 50% of Analysts worked in the field they cover
- > 50% of Analysts started as Stifel Associates
- Average sell side experience is > 10 Years and more than 33% of Analysts are CFA's

StarMine Broker Rankings (2)

Rank	Broker	# of Awards
1	Goldman Sachs	23
2	**Stifel**	**17**
3	BofA Merrill Lynch	15
4	Citigroup	13
4	Credit Suisse	13
4	***Robert W. Baird***	***13***
7	Barclays Capital	12
7	RBC Capital Markets	12
7	UBS	12
10	***Raymond James***	***11***

(1) Source: Wall Street Journal, 2010 "Best on the Street" Survey; includes Stifel and TWP. (2) Source: StarMine Monitor.
Note: Bold italics indicates middle-market firms.

Institutional Group

STIFEL FINANCIAL

Powerful Institutional Equity Sales and Trading Platform

Institutional Equity Sales

- 120 person sales force, commission based
- Experts in small and mid cap growth and value
- Team based sales model with 2-4 coverage sales people per account
- Team leaders have an average of 15 years experience
- Offices in all major institutional markets in North America & Europe
- Accounts range from large mutual funds to small industry focused investors
- Managed over 800 non-deal roadshow days in 2009
- Extensive experience with traditional and overnight corporate finance transactions

Equity Trading

- 35 coverage traders located in Baltimore, New York, Boston, Dallas, San Francisco, Denver, Cleveland and London
- 20 position traders covering each major industry
- Agent model – no proprietary trading or prime brokerage
- Profitable model with advantages of scale

U.S. Trading Volume: Middle Market Banks (1)

Rank	Firm	Shares in Millions
1	Jefferies	19,502
2	**Stifel Nicolaus**	**12,784**
3	Cowen	7,423
4	Oppenheimer	6,823
5	Cantor Fitzgerald	6,556
6	HSBC	6,038
7	Raymond James & Associates	5,357
8	Robert W. Baird	5,344
9	Friedman Billings Ramsey	5,069
10	Piper Jaffray	4,868
11	Wells Fargo	3,816
12	Keefe Bruyette Woods	3,329
13	Natexis Bleichroeder	3,291
14	Hapoalim Securities	3,035
15	Jesup & Lamont	3,030
16	Noble Financial Group	2,895
17	Brown Brothers Harrman	2,743
18	William Blair	2,559
19	Leerink Swann	2,115
20	Morgan Keegan	2,043
21	Sterne Agee	1,911
22	Macquarie	1,873
23	BMO Capital Markets	1,732
24	JMP Securities	1,672
25	Keybanc Capital Markets	1,621

(1) 2009 U.S. Trading Volume per Bloomberg. Ranking reflects rank among middle-market investment banks.

Institutional Group

STIFEL FINANCIAL

Strong Fixed Income Capital Markets Capabilities

Overview

- Comprehensive platform
  - Approximately 50 traders averaging 14 years of experience
  - Annual client trade volume approaching $200 billion
- *Institutional Investor All-Star* nominated team
- Widespread distribution
  - Over 100 fixed income sales professionals covering over 3,200 accounts
  - 30 institutional fixed income offices nationwide

Platform & Products

- Focus on long-only money managers and income funds versus hedge funds
- Consistency of execution
- Identification of relative value through security selection

- Agency/Gov't Securities
- Aircraft Finance & Credit Solutions
- Asset-Backed Securities
- Emerging Markets
- High Yield Credit
- Investment Grade Credit
- Money Markets
- Mortgages
- Municipals
- Structured Products
- Whole Loans

Client Distribution



Other, 7%
Credit union, 5%
Government, 6%
Insurance, 7%
Broker/Dealer, 13%
Money Manager, 34%
Bank/Thrift, 28%

Total Trading Volume ($BN)



$200
$160
$120
$80
$40
$0
$61
$80
$121
$188
2006
2007
2008
2009

STIFEL FINANCIAL

Investment Banking Overview

- Full-Service, Industry-Focused Middle-Market Investment Bank
- Over 250 Investment Banking Professionals
- Operates under the Stifel Nicolaus Weisel (SNW) name

Investment Banking Product Areas

Capital Markets

- Equity & Convertible
  - Initial public offerings
  - Follow-on offerings
  - At-the-market offerings
  - PIPEs, registered directs, confidentially marketed offerings
  - Convertible securities
  - Special situations block trading and buybacks
  - Stock distributions for fund LPs
  - U.S. & Canadian listings
- Fixed Income
  - High yield debt
  - Investment grade debt
  - Preferred securities
  - Corporate banking
  - Structured finance
  - Asset-backed securities

M&A Advisory

- Sale & acquisition advisory
- Recapitalizations
- Restructurings
- Corporate divestitures
- Buyouts / take privates
- Fairness opinions & valuations

Private Placements

- Common stock
- Preferred stock
- Preferred securities
- Term loans
- Secured debt
- Unsecured debt
- Convertible securities
- Sub debt
- High yield debt

1H 2010 Investment Banking Revenues


Advisory 30%
Equity Capital Raising 54%
Fixed Income Capital Raising 16%

STIFEL FINANCIAL

Capital Markets Opportunities by Sector

U.S. Equity Capital Markets Transaction Fees

Sectors ($ in millions)	2005	2006	2007	2008	2009	2010E	2009 - 2010E % Δ
Financial	$1,452	$1,033	$1,492	$3,842	$3,842	$2,189	(43%)
Real Estate	$467	$777	$896	$487	$1,095	$768	(30%)
Transportation	$280	$153	$212	$85	$152	$301	97%
Industrial	$593	$655	$703	$579	$910	$274	(70%)
Education	$6	$13	$55	$28	$65	$22	(66%)
Defense	$20	$94	$68	$4	$28	$5	(84%)
SPAC	$130	$198	$516	$158	$26	$3	(89%)
Total	**$2,947**	**$2,924**	**$3,942**	**$5,183**	**$6,118**	**$3,561**	**(42%)**
Growth Sectors							
Energy & Natural Resources	$729	$801	$1,036	$797	$1,063	$1,096	3%
Tech	$410	$742	$1,090	$183	$349	$607	74%
Healthcare	$693	$1,023	$998	$241	$721	$498	(31%)
Consumer	$380	$780	$497	$121	$703	$354	(50%)
Media/Telecom	$650	$368	$780	$213	$199	$263	33%
Mining	$112	$120	$187	$101	$378	$247	(35%)
Alt. Energy/CleanTech	$105	$171	$314	$183	$201	$129	(36%)
Growth Sectors Total	**$3,079**	**$4,006**	**$4,901**	**$1,839**	**$3,613**	**$3,195**	**(12%)**
All Sectors Total	**$6,027**	**$6,930**	**$8,843**	**$7,022**	**$9,732**	**$6,755**	**(31%)**

Note: Transaction fees include U.S. equity transactions. Source: Equidesk, Private Raise and TWP Capital Markets. Excludes IPOs and follow-ons less than $15 million, non-agented PIPE's and those less than $10 million and CEF's and includes ADR's. 2010E is annualized using January through September 17, 2010 data.

STIFEL FINANCIAL

U.S. IPO Market is Cyclical


700
600
500
400
300
200
100
0
# of Transactions
89
24
241
57
331
101
484
147
354
142
415
203
631
259
490
162
285
114
499
345
418
268
86
19
74
14
79
21
233
51
217
42
245
40
294
72
52
6
65
13
93
31
131
44
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010YTD
2010E
Total U.S. IPOs
U.S. TMT IPOs
Venture-backed IPOs

Note: TMT refers to technology, media and telecom. Source: Dealogic, Factset, ThomsonOne and SNW Capital Markets. 2010YTD as of September 17, 2010. 2010E is annualized using January through September 17, 2010 data.

STIFEL FINANCIAL

Institutional Group

IPO Momentum is Building

SNW U.S. IPOs



SNW IPOs
% Market Share
100
90
80
70
60
50
40
30
20
10
0
25%
20%
15%
10%
5%
0%
15%
16%
15%
15%
22%
24%
22%
33
40
45
8
14
22
44
15
13
13
5
10
10
17
18
27
32
3
4
12
27
2005
2006
2007
2008
2009
2010YTD
Filed + Mandated
TWP
Stifel
Market Share

SNW U.S. Tech, Media, Telecom IPOs



SNW IPOs
% Market Share
60
50
40
30
20
10
0
60%
50%
40%
30%
20%
10%
0%
29%
45%
33%
17%
38%
39%
53%
12
18
24
1
5
12
20
3
3
3
2
1
0
9
15
21
1
3
11
20
2005
2006
2007
2008
2009
2010YTD
Filed + Mandated
TWP
Stifel
Market Share

Total Market IPOs



IPOs
350
300
250
200
150
100
50
0
42
217
40
245
72
294
6
52
13
65
31
93
38
201
2005
2006
2007
2008
2009
2010YTD
Filed
U.S. TMT IPOs
U.S. IPOs

Source: SNW IPOs derived from internal data. Total IPOs derived from Dealogic and SNW Capital Markets. TMT refers to Technology, Media and Telecom as defined by SNW Capital Markets.

Institutional Group

STIFEL FINANCIAL

Strong Backlog - Current Completed, Filed, Announced and Mandated Offerings

	YTD Completed		Filed		Mandated		Filed + Mandated		Total	
	# Managed	% Bookrun	# Managed	% Bookrun	# Managed	% Bookrun	# Managed	% Bookrun	# Managed	% Bookrun
# of Transactions										
IPOs	22	9%	29	34%	15	7%	44	25%	66	20%
Demutualizations	6	100%	7	100%	0	n/a	7	100%	13	100%
Follow-Ons	76	11%	7	86%	4	75%	11	82%	87	20%
PIPEs	8	100%	0	n/a	4	100%	4	100%	12	100%
Registered Directs	6	100%	0	n/a	2	50%	2	50%	8	88%
Confidentially Marketed Offerings	1	100%	0	n/a	2	100%	2	100%	3	100%
Convertibles	4	100%	0	n/a	1	100%	1	100%	5	100%
High Yield	2	0%	0	n/a	1	0%	1	0%	3	0%
Private Placements	8	75%	0	n/a	12	92%	12	92%	20	85%
Preferreds	1	0%	0	n/a	0	n/a	0	0%	1	0%
Total	**134**	**31%**	**43**	**53%**	**41**	**56%**	**84**	**55%**	**218**	**40%**
M&A	**28**		**1**						**29**	

Source: SNW internal sources. YTD includes completed transactions for Stifel Nicolaus and Thomas Weisel Partners. As of September 17, 2010.

STIFEL FINANCIAL

Strong Momentum and Track Record as Bookrunner


Deal Value ($mm)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
No. Deals
50
45
40
35
30
25
20
15
10
5
0
2002
2003
2004
2005
2006
2007
2008
2009
2010E
No. Deals
Deal Value

Filed/Mandated Pipeline

% of Deals Bookrun	2002	2003	2004	2005	2006	2007	2008	2009	2010E	Filed/Mandated Pipeline
% of Deals Bookrun	17%	23%	19%	24%	17%	26%	16%	20%	28%	55%

$86,250,000
tripwire
Initial Public Offering
Joint Bookrunning Manager
Pending

$75,000,000
ERICKSON AIR-CRANE INCORPORATED
Initial Public Offering
Joint Bookrunning Manager
Pending

$143,750,000
Sabre
Initial Public Offering
Joint Bookrunning Manager
Pending

$50,000,000
PRIMO
Initial Public Offering
Sole Bookrunning Manager
Pending

$63,000,000
sciQuest
Initial Public Offering
Sole Bookrunning Manager
Pending

$75,000,000
Tangoe
Initial Public Offering
Joint Bookrunning Manager
Pending

$100,000,000
KEYW
Initial Public Offering
Joint Bookrunning Manager
Pending

$413,632,140
ORITANI FINANCIAL CORP.
Common Stock
Financial Advisor and Sole Bookrunning Manager
June 2010

$15,000,000
Corcept
Common Stock Registered Direct
Sole Placement Agent
June 2010

$87,125,000
FOX CHASE BANCORP INC.
Common Stock
Financial Advisor and Sole Bookrunning Manager
June 2010

$52,500,000
NATIONAL AMERICAN UNIVERSITY
Common Stock
Sole Bookrunning Manager
May 2010

$28,103,923
Idenix PHARMACEUTICALS
Common Stock Registered Direct
Sole Bookrunning Manager
April 2010

$53,123,733
convio
Initial Public Offering
JointBookrunning Manager
April 2010

$56,534,376
SPS commerce
Initial Public Offering
Sole Bookrunning Manager
April 2010

$57,500,000
SOUTHWEST BANCORP, INC.
Common Stock
Sole Bookrunning Manager
April 2010

$1,881,687,500
CONSOL ENERGY
Common Stock
Joint Bookrunning Manager
March 2010

$69,000,000
STERLING BANCORP
Common Stock
Sole Bookrunning Manager
March 2010

$18,300,000
MINDSPEED
Common Stock Registered Direct
Sole Bookrunning Manager
March 2010

Note: Includes all U.S. and Canadian bookrun IPOs and underwritten equity and equity-linked offerings since 2002. 2010 results based on current YTD run rate.

STIFEL FINANCIAL

Leadership in the Venture Capital Community

Selected Venture Capital-Backed IPOs

$63,000,000 SciQuest Initial Public Offering Sole Bookrunning Manager *Pending*	$75,000,000 Tangoe Initial Public Offering Joint Bookrunning Manager *Pending*	$115,000,000 Inphi Initial Public Offering Co-Manager *Pending*	$57,500,000 mediamind Initial Public Offering Co-Manager *August 2010*
$143,000,000 INTRALINKS Initial Public Offering Co-Manager *August 2010*	$63,000,000 ENVESTNET Initial Public Offering Co-Manager *July 2010*	$128,800,000 QlikView Initial Public Offering Co-Manager *July 2010*	$230,000,000 RealD Initial Public Offering Co-Manager *July 2010*
$88,800,000 hiSoft Initial Public Offering Co-Manager *June 2010*	$53,123,733 convio Initial Public Offering JointBookrunning Manager *April 2010*	$91,547,730 Alpha & Omega Semiconductor Initial Public Offering Co-Manager *April 2010*	$56,534,376 SPS commerce Initial Public Offering Sole Bookrunning Manager *April 2010*
$103,749,996 MaxLinear Initial Public Offering Co-Manager *March 2010*	$79,800,000 ECHO Initial Public Offering Co-Manager *October 2009*	$122,666,672 LogMeIn Initial Public Offering Co-Manager *June 2009*	$69,000,000 OpenTable Initial Public Offering Co-Manager *May 2009*

2004 – 2010YTD U.S. Venture-Backed IPOs

($ in millions)

Rank	Firm	# of Deals	$ Volume
1	***Stifel Nicolaus Weisel***	*99*	*14,329*
2	BofA Merrill Lynch	83	12,624
3	J.P. Morgan	77	12,065
4	***Piper Jaffray***	*75*	*7,150*
5	Morgan Stanley	68	10,757
5	***Cowen***	*68*	*6,343*
7	Credit Suisse	57	8,372
8	Wells Fargo	50	5,921
9	Deutsche Bank	47	6,627
10	Goldman Sachs	42	7,206
11	***Jefferies***	*39*	*4,708*
12	Barclays	38	5,271
12	CIBC	38	2,757
14	UBS	32	7,583
15	RBC Capital Markets	30	2,672
16	***JMP Securities***	*28*	*2,213*
17	Citigroup	24	5,266
18	***Needham***	*21*	*1,468*
19	***William Blair***	*19*	*1,684*
20	***Lazard Capital Markets***	*18*	*1,486*
20	***Pacific Growth Equities***	*18*	*992*
22	***Raymond James***	*13*	*2,930*
23	***First Albany Capital***	*11*	*607*
24	***Robert W Baird***	*10*	*1,072*
24	***WR Hambrecht***	*10*	*2,289*
24	***ThinkEquity Partners***	*10*	*1,227*

Source: Venture backed IPOs rankings based on Dealogic and Thomson One data as of 6/30/10.
Note: Bold italics indicates middle-market firms.

STIFEL FINANCIAL

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions

All Managed Equity Deals Since 2005

($ in billions)

Rank	Firm	# of Deals	$ Volume
1	Bank of America Merrill Lynch	1,042	$615.1
2	JPMorgan	986	$552.4
3	UBS	786	$428.5
4	Citi	744	$407.8
5	Wells Fargo Securities	730	$353.2
6	Morgan Stanley	691	$417.2
7	Barclays Capital	639	$358.1
8	Credit Suisse	627	$387.1
9	Goldman Sachs	589	$389.7
10	Deutsche Bank	533	$275.8
11	RBC Capital Markets	522	$198.0
12	***Stifel Nicolaus Weisel***	519	$125.5
13	***Oppenheimer & Co Inc***	381	$71.0
14	***Raymond James***	369	$112.0
15	***Piper Jaffray & Co***	334	$86.8
16	***Jefferies & Company***	309	$69.2
17	***Keefe Bruyette & Woods***	236	$101.6
18	BMO Capital Markets	209	$72.5
19	***KeyBanc Capital Markets***	201	$56.7
20	***Robert W Baird & Co***	200	$57.6
21	***Cowen & Co LLC***	193	$55.9
22	***William Blair & Co LLC***	181	$33.9
23	***JMP Securities LLC***	164	$27.7
24	***FBR Capital Markets***	160	$40.0
25	***Morgan Keegan & Co***	156	$54.3

Bookrun Equity Deals Since 2005

($ in billions)

Rank	Firm	# of Deals	$ Volume
1	Bank of America Merrill Lynch	770	$160.0
2	JPMorgan	651	$142.8
3	Morgan Stanley	535	$113.3
4	Citi	516	$103.6
5	UBS	475	$66.0
6	Goldman Sachs	461	$135.9
7	Barclays Capital	430	$69.7
8	Credit Suisse	392	$60.0
9	Wells Fargo Securities	281	$38.8
10	Deutsche Bank	271	$33.4
11	RBC Capital Markets	116	$11.3
11	***Jefferies & Company***	116	$8.7
13	***Stifel Nicolaus Weisel***	87	$6.1
13	***Piper Jaffray & Co***	87	$4.5
15	***Oppenheimer & Co Inc***	84	$3.8
15	***Keefe Bruyette & Woods***	84	$7.1
17	***Raymond James***	72	$5.5
18	***Sandler ONeill & Partners***	60	$4.9
19	***FBR Capital Markets***	56	$5.2
20	***Roth Capital Partners***	45	$1.4
21	***Robert W Baird & Co***	40	$2.6
22	***Cowen & Co LLC***	38	$1.9
23	***KeyBanc Capital Markets***	34	$2.0
23	***Canaccord Genuity Corp***	34	$2.4
23	BMO Capital Markets	34	$3.7

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2005. Includes demutualizations.
Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals.
Note: Stifel results based on pro forma figures for both Stifel and TWP.
Note: Bold italics indicates middle-market firms. As of August 31, 2010.

IV. Second Quarter 2010 Highlights

Stifel Financial Corp.

STIFEL FINANCIAL

Six months ended June 30, 2010 results

- *Record net revenues of $640 million and record net income of $45 million*
- *For the six months ended June 30, 2010, annualized return on average equity was 10% compared to 9% for the comparable period in 2009. Non-GAAP annualized return on average equity was 11%.*

($ in thousands)	Six Months Ended June 30, 2010 GAAP	Merger-Related Charges	Non-GAAP	Six Months ended 6/30/2009	% Change GAAP	% Change Non-GAAP
Net revenues	**$640,039**	$ -	$ 640,039	$ 481,486	**32.9%**	32.9%
Compensation and benefits	**423,149**	3,119	420,030	323,721	**30.7%**	29.8%
Non-comp operating expenses	**141,380**	1,908	139,472	109,501	**29.1%**	27.4%
Total non-interest expenses	**564,529**	5,027	559,502	433,222	**30.3%**	29.1%
Income before income taxes	**75,510**	(5,027)	80,537	48,264	**56.5%**	66.9%
Provision for income taxes	**30,661**	(2,041)	32,702	19,272	**59.1%**	69.7%
Net income	**$ 44,849**	$ (2,986)	$ 47,835	$ 28,992	**54.7%**	65.0%
Diluted EPS	$ 1.28	$ (0.09)	$ 1.37	$ 0.94	**36.2%**	45.7%
Ratios to net revenues:						
Compensation and benefits	**66.1%**		65.6%	67.3%		
Operating expenses	**22.1%**		21.8%	22.7%		
Income before income taxes	**11.8%**		12.6%	10.0%		

Segment Comparison

STIFEL FINANCIAL

($ in thousands)	Quarter Ended			Six Months Ended		
	6/30/10	6/30/09	% Change	6/30/10	6/30/09	% Change
Net revenues:						
Global Wealth Management	$ 199,940	$ 136,200	46.8%	$ 399,361	$251,252	58.9%
Institutional Group	124,602	125,136	(0.4%)	237,894	230,608	3.2%
Other	3,467	169	*	2,784	(374)	*
	$ 328,009	$ 261,505	25.4%	$ 640,039	$481,486	32.9%
Operating contribution:						
Global Wealth Management	40,441	23,197	74.3%	79,599	41,319	92.6%
Institutional Group	30,769	31,850	(3.4%)	58,225	57,884	0.6%
Other	(35,265)	(28,938)	21.9%	(62,314)	(50,939)	22.3%
	$ 35,945	$ 26,109	37.7%	$ 75,510	$ 48,264	56.5%

* Percentage is not meaningful.

STIFEL FINANCIAL

Statement of Financial Condition

Total Assets ($MM)



$4,000
$3,000
$2,000
$1,000
$0
$412
$382
$842
$1,085
$1,499
$1,558
$3,167
$3,371
2003
2004
2005
2006
2007
2008
2009
Q2'10

Total Capitalization (1)



$1,200
$1,000
$800
$600
$400
$200
$0
$135
$35
$100
$166
$35
$131
$225
$70
$155
$290
$70
$220
$520
$95
$425
$676
$83
$593
$956
$83
$873
$1,010
$83
$927
2003
2004
2005
2006
2007
2008
2009
Q2'10
Stockholders Equity
Trust Preferred

Leverage Ratio (2)



4.0x
3.0x
2.0x
1.0x
0.0x
3.1x
2.3x
3.7x
3.7x
2.9x
2.3x
3.3x
3.3x
2003
2004
2005
2006
2007
2008
2009
Q2'10

Book Value Per Share



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$7.23
$9.02
$10.21
$12.38
$18.36
$22.68
$28.86
$30.02
2003
2004
2005
2006
2007
2008
2009
Q2'10

(1) Total Capitalization is defined as stockholder's equity plus the trust preferred securities. (2) Leverage Ratio defined as Assets to Total Capitalization.

STIFEL FINANCIAL

V. Conclusion

Looking Forward

STIFEL FINANCIAL

We See Opportunity

Stifel is well-positioned in the current market:

- Dislocation creating opportunity for market share gains
- Ability to add talented professionals
- Expand Fixed Income / High Yield
- Evolving regulatory framework (Stifel is already regulated by the Fed)
- Expand traditional asset management capabilities
- Strong balance sheet

Stifel Financial Investor Presentation

STIFEL FINANCIAL